UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a -101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

EPOCRATES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following materials were first used by Epocrates, Inc. on January 7, 2012, (Pacific Time) in discussing the proposed transaction referred to in the material below with its employees, customers, investors and/or vendors and Epocrates may use these materials in the future for similar purposes:

2

Team,

I’d like to announce that this morning, at 7:30 EST, athenahealth, a leading provider of cloud-based electronic health record (EHR), practice management, and care coordination services to medical groups and health systems, signed a definitive agreement to acquire Epocrates.

We are very excited that this transaction brings together two highly complementary organizations with a shared, steadfast focus on providing tools and services that help physicians deliver high quality care, more efficiently. For Epocrates, this is the ideal platform to take our capabilities to the next level. The combination of athenahealth and Epocrates creates the industry’s foremost source of information to meet the needs of physicians. The combined group will have an unrivaled ability to deliver world-class mobile workflows to improve provider efficiency and support care delivery outcomes.

athenahealth’s resources, technology, and operational experience have the potential to greatly accelerate our growth and expedite the realization of our product roadmap. Together, we plan to launch exciting and innovative products and services that will initially be focused on expanding our set of look-up tools; we’ll also work to launch care coordination and provider-to-provider communication services. We are committed to providing the same high level of service our network members and clients have grown accustomed to from Epocrates, with the future added benefit of access to both companies’ unique offerings delivered by an expanded team of more than 2,500 employees globally.

Although the “definitive agreement” was signed today, we are anticipating that the transaction won’t officially close for approximately three months. During this period, it’s business as usual. My expectation is that you continue to focus on the projects you’re currently working on and we’ll continue to provide updates on the progression of the transaction and what to expect moving forward.

Members from athenahealth’s leadership team will be joining us at our San Mateo headquarters for an all hands meeting and call today (Monday, January 7, at 9:00 a.m. PST) to go over this in more detail. In the meantime, you can view the press release and an athenahealth video about the news here, as well as FAQs posted on Bass for your reference.

-Andy

Additional Information and Where to Find It.

In connection with the acquisition of Epocrates, Inc. (“Epocrates”) by athenahealth, Inc. (“athenahealth”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), Epocrates will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials in connection with the proposed transaction.  Epocrates will also mail the proxy statement to Epocrates stockholders.  athenahealth and Epocrates urge investors and security holders to read the proxy statement and the other relevant material when they become available because these materials will contain important information about athenahealth, Epocrates, and the proposed transaction.  The proxy statement and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by athenahealth will be available on the “Investors” portion of athenahealth’s website at www.athenahealth.com.  Free copies of the documents filed with the SEC by Epocrates will be available on the “Investor Relations” portion of Epocrates’ website at www.epocrates.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

athenahealth, Echo Merger Sub, Inc. (“MergerSub”), Epocrates, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Epocrates in connection with the Merger.  Information about those executive officers and directors of athenahealth is set forth in athenahealth’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 26, 2012, and is supplemented by other public filings made, and to be made, with the SEC.  Information about those executive officers and directors of Epocrates and their ownership of Epocrates common stock is set forth in Epocrates’ proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on August 30, 2012, and will be included in Epocrates’ proxy statement to be filed with the SEC in connection with the proposed transaction as described above, and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of athenahealth, MergerSub, Epocrates, and their respective executive officers and directors in the Merger by reading the proxy statements and the other filings and documents referred to above.  This communication does not constitute an offer of any securities for sale.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements relating to the consummation of the Merger, plans for and benefits of the companies’ combined services, and other statements that are regarding future events and not historical facts.  The forward-looking statements included herein represent the current judgment and expectations of the respective companies, but actual results are subject to risks and uncertainties and could differ materially from those expressed or implied by forward-looking statements.  Neither Epocrates nor athenahealth intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws.

The potential risks and uncertainties include: uncertainties as to the timing of the Merger; the risk that Epocrates stockholders fail to approve the transaction; the risk that competing offers will be made; and the possibility that various closing conditions for the transaction may not be satisfied or waived.  These and other risks and uncertainties, which are described in more detail in Epocrates’ and athenahealth’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.